Exhibit 99.1

Zeta Acquires Technology Platform and Data from Apptness to Strengthen Identity Solution and Omnichannel Marketing Platform

The technology will be integrated into the Zeta Marketing Platform and enrich proprietary data with 45M+ monthly high-fidelity consumer signals

NEW YORK, NY – October 4, 2021 – Zeta (NYSE ZETA), a cloud-based marketing technology company that empowers enterprises to acquire, grow, and retain customers more efficiently, today announced the acquisition of the technology platform and data from Apptness, a digital technology company with proprietary audience engagement technology.

Founded in 2015, Apptness operates a digital survey platform that provides comprehensive capabilities to engage consumers on sites across the open web, deliver proprietary insights and audiences to marketers, and provide publishers with new monetization opportunities. The acquired platform will be directly integrated into the Zeta Marketing Platform, expanding and enriching the Zeta Data Cloud with over 45M monthly incremental high fidelity consumer signals.

“Apptness’ technology to empower publishers is second to none and we anticipate it will be accretive to Zeta from a technology, data and financial perspective. For example, we expect it will enrich our data footprint, strengthen our actionable 360° view of the consumer, and help Zeta customers achieve even stronger results,” said Co-Founder, Chairman, and CEO David A. Steinberg. “I am also thrilled to welcome the talented Apptness team to Zeta, which grows our specialized sales capacity.”

The acquisition accelerates several of the growth drivers laid out as part of Zeta’s IPO:

Strengthens the Data Cloud. Adds incremental consumers to the Zeta identity graph and enriches consumer profiles with 45M+ monthly behavioral signals tied to consumer lifecycle and financial metrics. Additionally, this is expected to grow Zeta’s pool of first party tracking pixels.

Revenue Efficiencies. The acquired Apptness business will be included in and is expected to increase Zeta’s platform revenue and lower Zeta’s cost of revenue as a percentage of revenue.

Grows Sales Capacity. The Apptness executive team includes sellers with deep experience in the digital marketing ecosystem.

Expands Publisher Capabilities. The Apptness platform will be made available to Zeta’s network of 6 million+ websites to increase consumer engagement and grow subscription revenue.

Dominik Szabo, CEO of Apptness, stated, “Apptness has differentiated itself with a strong team focused on driving innovation through dynamic and cutting-edge technology. We believe our product will complement Zeta’s approach to delivering high-value return for customers. Our sales and engineering teams are proud to join this incredible organization and be a part of this rapidly growing company.”

About Zeta

Zeta Global Holdings Corp. (NYSE:ZETA) is a leading data-driven, cloud-based marketing technology company that empowers enterprises to acquire, grow and retain customers more efficiently. The Company’s Zeta Marketing Platform (the “ZMP”) is the largest omnichannel marketing platform with identity data at its core. The ZMP analyzes billions of structured and unstructured data points to predict consumer intent by leveraging sophisticated artificial intelligence to personalize experiences at scale.

Founded in 2007 by David A. Steinberg and John Sculley, the Company is headquartered in New York City. For more information, please go to www.zetaglobal.com.

Forward-Looking Statements

This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions. We base these forward-looking statements on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our business, results of operations and financial condition and could cause actual results to differ materially from those expressed in the forward-looking statements. These statements are not guarantees of future performance or results. The forward-looking statements are subject to and involve risks, uncertainties and assumptions, and you should not place undue reliance on these forward-looking statements. Factors that may materially affect such forward-looking statements include, but are not limited to: the impact of COVID-19 on the global economy, our customers, employees and business; potential fluctuations in our operating results, which could make our future operating results difficult to predict; our ability to innovate and make the right investment decisions in our product offerings and platform; our ability to attract and retain customers, including our scaled customers; our ability to manage our growth effectively; our ability to collect and use data online; the standards that private entities and inbox service providers adopt in the future to regulate the use and delivery of email may interfere with the effectiveness of our platform and our ability to conduct business; a significant inadvertent disclosure or breach of confidential and/or personal information we process, or a security breach of our or our customers’, suppliers’ or other partners’ computer systems; the impact the acquisition has on Zeta’s platform revenue; and any disruption to our third-party data centers, systems and technologies. These cautionary statements should not be construed by you to be exhaustive and are made only as of the date of this press release. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.